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                                                  Filed Pursuant to Rule 497(e).
                                                File Nos. 33-36528 and 811-6161.

                        PIMCO FUNDS: MULTI-MANAGER SERIES

                       Supplement Dated September 25, 2003
                                     to the
         Prospectus for Institutional and Administrative Class Shares of
                             Dated November 1, 2002

            Disclosure relating to the PIMCO NFJ Small-Cap Value Fund

         Restrictions on New Purchases and Exchanges for Shares of the Fund
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         PIMCO Advisors Distributors LLC (the "Distributor") has imposed the following restrictions on new purchases of and exchanges for shares of PIMCO NFJ Small-Cap Value Fund (the "NFJ Small-Cap Value Fund" or "Fund") based in part on the determination of NFJ Investment Group L.P., the Fund's sub-adviser, that these restrictions are in the best interests of the Fund's shareholders.

         Effective as of the close of business on October 10, 2003, Institutional and Administrative Class shares of the NFJ Small-Cap Value Fund will not be available for purchase by new investors in the Fund. Shareholders who owned shares of the NFJ Small-Cap Value Fund as of the close of business on October 10, 2003 will still be permitted to purchase additional shares of the Fund for as long as they continue to own shares of the Fund. Similarly, participants in any self-directed qualified benefit plan (for example, 401(k), 403(b) custodial accounts and Keogh Plans, but not IRAs, including SEP, SAR/SEP or SIMPLE IRAs) that owned shares of the NFJ Small-Cap Value Fund as of the close of business on October 10, 2003 for any single plan participant will be eligible to direct the purchase of Fund shares by their plan account for so long as the plan continues to own shares of the Fund for any plan participant. In the event a shareholder no longer owns any shares of the NFJ Small-Cap Value Fund, or a self-directed qualified benefit plan no longer owns any Fund shares on behalf of its participants, such shareholder or all participants in such plan, as the case may be, will no longer be eligible to purchase shares of the Fund.

         Effective as of the close of business on October 10, 2003, shareholders of other series of PIMCO Funds: Multi-Manager Series (the "Trust") and of PIMCO
Funds: Pacific Investment Management Series will no longer be permitted to exchange any of their shares for shares of the NFJ Small-Cap Value Fund as described in the Prospectus under "Purchases, Redemptions and Exchanges -- Exchange Privilege," unless the shareholders are independently eligible to purchase shares of the Fund under the restrictions described in the preceding paragraph.

         The Trust or the Distributor reserves the right at any time to modify or eliminate these restrictions, including on a case-by-case basis.

         Please call the Trust at 1-800-927-4648, or your broker or other financial advisor, if you have any questions regarding the restrictions described above.